Exhibit 99.1

NasdaqNM: SNTS

Safe Harbor This presentation may include forward-looking statements that are based on our management's beliefs and assumptions and on information currently available to our management. The inclusion of forward-looking statements should not be regarded as a representation by Santarus that any of its plans will be achieved. Actual results may differ materially from those set forth in this presentation due to the risks and uncertainties inherent in Santarus' business, including, without limitation: Santarus' ability to drive greater market acceptance and increased demand for ZEGERID(r) Powder for Oral Suspension; whether the FDA approves the NDAs for ZEGERID Capsules or ZEGERID Chewable Tablets for one or more of the desired indications in a timely manner or at all; other difficulties or delays in development, testing, manufacturing and marketing of and obtaining regulatory approval for Santarus' products; Santarus' ability to obtain additional financing as needed to support its operations; and other risks detailed in Santarus' public filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Santarus undertakes no obligation to revise or update this presentation. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Santarus(r) and ZEGERID(r) are trademarks of Santarus, Inc.

Santarus Highlights Focused on U.S. Upper GI Rx market of $12+ billion Novel immediate-release omeprazole proton pump inhibitor (PPI) products Zegerid(r) Powder for Oral Suspension 20 mg & 40 mg (launched) NDAs under review with Q1 PDUFA dates Zegerid(r) Capsules (20 mg & 40 mg) - February 26, 2006 Zegerid(r) Chewable Tablets (20 mg & 40 mg) - March 26, 2006 Commercial Specialty Pharmaceutical Company

Santarus Highlights Concentrated commercial target of 26,000 gastroenterologists and primary care physicians who prescribe ~ $4.6B of PPIs Greater than 250-member Santarus commercial team Attractive co-promotion agreement with Otsuka America Pharmaceutical (~170 sales reps) Strong intellectual property position Strategic sublicense with TAP Seasoned management and commercial teams with GI experience

Upper GI Products/Mechanisms

ANTACIDS →

Neutralize existing acid
Work quickly but produce only short term relief

PROTON PUMP INHIBITORS →

Irreversibly bind to acid producing proton pumps and inhibit acid production regardless of pathway


STOMACH
ACID (HCL)
PROTON PUMPS
ACETYLCHOLINE
GASTRIN
HISTAMINE

H2-RECEPTOR ANTAGONISTS →

Block only 1 of 3 acid stimulating pathways

01.09.06

US PPI Prescription Market AstraZeneca Prilosec(r) $0.3B TAP Prevacid(r) $3.9B J&J Aciphex(r) $1.3B Wyeth Protonix(r) $2.5B AstraZeneca Nexium(r) $4.3B Generic Omeprazole $0.6B $12.9 Billion LTM November 2005 (Delayed-Release Products) Source: IMS Health, National Sales Perspective Audit

US Prescription Mix for Leading Delayed-Release PPIs 20 mg 40 mg 15 mg 30 mg 20 mg 40 mg 0.05 0.95 0 0.09 0.91 0 0.01 0.99 Source: IMS Health Nexium(r) Prevacid(r) Protonix(r) LTM November 2005

Unmet Clinical Needs Breakthrough heartburn - 50% of GERD patients Nocturnal heartburn - 79% of GERD patients Special populations - pediatrics, hospital, elderly Unmet Clinical Needs Create Market Opportunities Other Market Opportunities 1/3 of GERD visits are first-time visits PPI switching rate ~15-20%

Zegerid(r) Product Family Dose Zegerid Powder For Oral Suspension 20 mg Heartburn/GERD, Erosive Esophagitis, Duodenal Ulcer Launched Oct 2004 Zegerid Capsules 40 mg Upper GI Bleeding in Critically Ill Patients, Gastric Ulcer Launched late Feb 2005 20 mg/ 40 mg Heartburn/GERD, Erosive Esophagitis, Duodenal Ulcer, Gastric Ulcer NDA submitted April 2005 PDUFA Date: Feb 26, 2006 NDA submitted May 2005 PDUFA Date: Mar 26, 2006 Heartburn/GERD, Erosive Esophagitis, Duodenal Ulcer, Gastric Ulcer Zegerid Chewable Tablets 20 mg/ 40 mg Products Status Indications Indications

Effect of Zegerid(r) Antacid on pH Antacid buffer raises pH to >7 within 1 minute pH kinetic (acid infusion) in vitro model: Effect of 20 mEq sodium bicarbonate pH 3.5 8.0 7.0 6.0 5.0 4.0 3.0 2.0 1.0 0 -2 0 6 Time (minutes) Maintains pH to ^ 6.5 for about 30 minutes 14 22 30 38 pH 5.0 pH 6.0 pH 6.5

Zegerid(r) Powder for Oral Suspension 20 mg: n=35 40 mg: n=32 Mean Plasma Omeprazole Concentrations Following a Morning Dose of Zegerid Powder for Oral Suspension and Prilosec(r) on Day 1 Peak blood levels reached in 30 minutes vs. 11/2 - 2 hours

Zegerid(r) Suspension Duration of Effect Product Zegerid(r) Suspension Nexium(r) Prevacid(r) Aciphex(r) Protonix(r) Time Gastric pH > 4 30 mg/40 mg 18.6 hrs (40 mg) 16.8 hrs (40 mg) 15.8 hrs (30 mg) N/A N/A Time Gastric pH > 4 15 mg/20 mg 12.2 hrs (20 mg) 12.7 hrs (20 mg) 11.7 hrs (15 mg) 14.4 hrs (20 mg) N/A Zegerid Package Insert, Nexium Package Insert, Prevacid Package Insert, Aciphex Package Insert, Protonix Package Insert Time Gastric pH > 4 Over 24 Hours

Zegerid(r) Suspension Nighttime Acid Control Once-Daily Evening Dosing The pH data points correspond to the end of each 15-minute recording interval. Zegerid was administered at approximately 22:00hrs. Protonix was administered pre-dinner. Data obtained from open-label randomized crossover clinical study. Castell et al. Comparison of the effects of immediate-release omeprazole powder for oral suspension and pantoprazole delayed- release tablets on nocturnal acid breakthrough in patients with symptomatic gastro-oesophageal reflux disease. Aliment Pharmacol Ther 2005; 21: 1467-1474. Nighttime Median Gastric pH Zegerid 4.7 Protonix 2.0 Nighttime Median Gastric pH for 8 Hours

Zegerid® Suspension Nighttime Acid Control Twice-Daily Dosing

Nighttime Median Gastric pH for 8 Hours


Day 7 (n=17)
Gastric pH
8
7
6
5
4
3
2
1
0
2200
2400
0200
0400
0600
Time (24-hour clock)
Zegerid® 40mg b.i.d.
Protonix® 40mg b.i.d.

Nighttime Median Gastric pH

Zegerid 6.5

Protonix 1.5

The pH data points correspond to the end of each 15-minute recording interval. Both trial drugs were administered at approximately 07:00 and 22:00hrs. Data obtained from open-label randomized crossover clinical study.

Castell et al. Comparison of the effects of immediate-release omeprazole powder for oral suspension and pantoprazole delayed-release tablets on nocturnal acid breakthrough in patients with symptomatic gastro-oesophageal reflux disease. Aliment Pharmacol Ther 2005; 21: 1467-1474.

01.09.06

Zegerid® Suspension Once-Daily Evening Dosing vs. Protonix® Twice-Daily Dosing

Nighttime Median Gastric pH for 8 Hours



Gastric pH
0
1
2
3
4
5
6
7
8
2200
2400
0200
0400
0600
Time (24-hour clock)
Zegerid® 40mg hs (Day 6)
Protonix® 40mg b.i.d. (Day 7)

Nighttime Median Gastric pH

Zegerid	*4.7*
Protonix	*1.7*

The pH data points correspond to the end of each 15-minute recording interval. Zegerid was administered at approximately 22:00hrs and Protonix was administered at approximately 07:00 and 22:00hrs. Data obtained from open-label randomized crossover clinical study.

Adapted from Castell et al. Comparison of the effects of immediate-release omeprazole powder for oral suspension and pantoprazole delayed-release tablets on nocturnal acid breakthrough in patients with symptomatic gastro-oesophageal reflux disease. Aliment Pharmacol Ther 2005; 21: 1467-1474.

01.09.06

Zegerid(r) Suspension - Phase III Trial Results * 2-sided Fisher's Exact test ** 1-sided non-inferiority analysis pH Control and Upper GI Bleeding in Critically Ill Patients 105 58 32 34 7 10 0 20 40 60 80 100 120 140 IV Cimetidine (n=181) Zegerid Oral Suspension 40 mg (n=178) Number of Patients pH ^ 4 (2 consecutive aspirates) Clinically Significant Bleeding Any Evidence of Bleeding p < 0.001* p = 0.005* p = 0.002**

The Zegerid(r) Difference Peak plasma levels in ~30 minutes 24-hour acid control Median gastric pH>4 for 18.6 hours with 40 mg dose Rapid and sustained gastric pH>4 with the first dose in critically ill patients QD (once a day) dosing any time of day Bedtime dosing provides nighttime acid control Should be taken on an empty stomach Fast to the max. Strong to the finish.

Santarus Commercial Team Greater than 250-member commercial organization has significant depth of GI and pharmaceutical experience Average experience > 20 years Average experience > 10 years Average 5 years of experience - most w/ PPI selling experience National and regional account managers seek formulary acceptance from managed care organizations Managed Care Team Field Sales Organization Account Managers Regional Sales Directors District Managers Sales Representatives Sales & Marketing Senior Management

Managed Care Progress Claims approval rate* Zegerid(r) = ~90% Competitive products = ~94% Average co-pay* Zegerid = ~$36.00 Competitive products = $27.00 to $30.00 Zegerid is on Tier 3 on most plans Efforts directed at reducing/removing prior authorizations and moving Zegerid to Tier 2 as contracts come up for renewal Opportunity for Zegerid Capsules to be added to formulary without further negotiation in most cases where Zegerid Suspension is on contract *November 2005 data

40 mg Launch Cumulative Zegerid(r) Prescribers Source: NDCHealth

40 mg Launch Weekly Prescribers of Zegerid(r) Source: NDCHealth

Zegerid(r) Monthly Prescriptions Source: IMS NPA - TRx (Retail & Mail Order)

Zegerid(r) NRx and TRx 2005 Monthly Data NRx TRx Jan 2566 3406 Feb 2713 3748 Mar 4468 5846 Apr 5164 6954 May 5767 8270 Jun 6156 9322 Jul 6219 9866 Aug 7853 12171 Sep 7812 12481 Oct 8155 13441 Nov 8966 14759 Scripts *40 mg launched late February Source: IMS NPA (Retail & Mail Order)

Zegerid(r) vs Prevacid(r) Suspension Total Prescriptions Zegerid has gained a significant share of the U.S. PPI suspension market Source: IMS Health

Commercialization of Zegerid(r) Brand 2006 & Beyond 2005 2004 Strategic Collaborations Zegerid(r) Powder for Oral Suspension 40 mg Zegerid(r) Powder for Oral Suspension 20 mg Zegerid(r) Chewable Tablets Zegerid(r) Capsules OTC Ex-U.S. Pediatric Mkt. Broaden Reach Otsuka America - U.S. Co-promotion

Co-promotion Partner Otsuka America Pharmaceutical Non-exclusive agreement to co-promote in US Zegerid(r) Powder for Oral Suspension and Zegerid Capsules (assuming FDA approval) ~170 Otsuka sales representatives promoting Zegerid in first position sales call to our target physicians $15 million upfront payment received Q4 2004 Otsuka earns high single digit royalty on total net product sales of suspension and capsules (assuming FDA approval) Agreement automatically terminates in December 2009 unless terminated earlier under certain provisions

Strong Intellectual Property Portfolio Exclusive worldwide license agreement with the University of Missouri Five issued US patents expire in 2016 Patents cover all currently marketed PPIs with antacids and other buffering agents in various liquid & solid formulations Applications pending in US and ex-US

Strategic Sublicense with TAP TAP's US Prevacid(r) sales were $3.9B LTM November 2005 Santarus sublicensed intellectual property to TAP in 2002 Provides TAP opportunity to develop a differentiated PPI with extended patent protection TAP conducting development activities for an immediate- release product Milestones, which may exceed $100 million in total, plus royalties $18 million received to date (upfront and milestone)

2005 Financial Highlights (unaudited) *Includes $10 million milestone payment from TAP Cash, cash equivalents & short-term investments: $86 million at September 30, 2005 Santarus plans to continue to invest in activities to build the Zegerid(r) brand 3/31/2005 6/30/2005 9/30/2005 9/30/2005 Revenue $12.1* $3.8 $4.9 $20.8* Total costs & expenses 28.5 23.9 21.6 74.0 Net loss $(13.6) $(19.5) $(16.1) $(49.2) Three Months Ended Nine Months Ended ($ millions)

Recent Key Accomplishments Published data from upper GI bleeding clinical study in Critical Care Medicine Apr 2005 Submitted NDAs for Zegerid(r) solid dosage formulations Capsule Chewable Apr 2005 May 2005 Published clinical study results to differentiate Zegerid from Protonix(r) for control of nocturnal gastric acidity in Alimentary Pharmacology & Therapeutics June 2005 FDA accepted for filing Zegerid NDAs Capsule Chewable June 2005 July 2005 First Zegerid review article published in Expert Opinion on Pharmacotherapy Nov 2005 Two additional Zegerid review articles published in Practical Gastroenterology and Pharmacy & Therapeutics Dec 2005 Supplement of roundtable proceedings on immediate-release PPI therapy with 9 papers and 11 authors published in Alimentary Pharmacology and Therapeutics Dec 2005

Future Milestones Establish Zegerid(r) brand as the only Immediate-Release oral PPI in $12.5 billion U.S. PPI market Receive FDA decision on two NDAs in Q1 2006 Zegerid Capsules in late February 2006 Zegerid Chewable Tablets in late March 2006 Launch Zegerid Capsules in Q1 2006, assuming approval Business Development Expand Zegerid promotion to additional market segments Expand product portfolio